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DIRECTORS' MATCHING GIFT PROGRAM
     CSX Corporation Directors' Matching Gift Program ("Program") reflects CSX's commitment to the communities in which the Company and its subsidiaries operate. As part of its program of corporate philanthropy, the Company contributes through the Program to education, civic, cultural, and health and human service programs.

FOR CURRENT DIRECTORS OF THE COMPANY
     CSX will match Director contributions from a minimum of $25 to an aggregate maximum of $25,000 annually to civic, cultural, educational, and health and human services institutions on a two-for-one basis subject to certain restrictions. The contributions to be matched must be personal gifts from the Director's own funds, paid in cash or securities. Pledges do not qualify for matches.
     The Program is available to all active Directors of the Company. Individuals who have retired from service as Directors of the Company may participate in this program through the sixth anniversary of their retirement. Gifts by participants may be made jointly with their spouses.

ELIGIBLE ORGANIZATIONS
     Gifts are eligible for match only if they fall within the guidelines for CSX Corporation's charitable contributions.
     To be eligible to receive a match, an organization or institution must qualify as exempt from taxation pursuant to Section 501(c)(3) of the Internal Revenue Code.
     Certain restrictions apply to organizations which qualify for the matching gifts. The following do not fall within the CSX Corporation guidelines for charitable contributions:

[X] Gifts to organizations which discriminate in violation of the law in provision of benefits on the basis of race, religion, national origin, gender, or physical disability.

[X]  Gifts to schools below college level.

[X] Gifts to educational institutions principally for the support of sports and other non-academic activities.

[X] Gifts to organizations whose principal purpose is sectarian in nature or whose beneficiaries are determined on sectarian considerations.

[X]  Political contributions of any nature.

[X]  Activities forbidden by law.

     CSX Corporation reserves the right to determine whether gifts to organizations fall within guidelines for CSX Corporation's charitable contributions.

PROGRAM ADMINISTRATION
     The Program is administered by the CSX Corporation Corporate Secretary and the Board of Directors of CSX Corporation and may be suspended, revoked, terminated or amended at any time. Determination of eligibility of any organization or institution to receive matching funds under this program will be made by CSX Corporation under authority of the Board of Directors.
     Questions as to interpretation, application, administration or other aspects of the program, including eligibility, should be addressed to:

Corporate Secretary
CSX Corporation
500 Water Street - J160
Jacksonville, FL 32202
(904) 366-4243 (904) 366-4248 fax

INSTRUCTIONS
[X] Part A of the Application in this folder should be completed by the Director and the entire folder should accompany the Director's gift to an eligible organization or institution.

[X] The qualifying organization or institution, upon receipt of the gift and this folder, should complete Part B of the Application and return the entire original folder to the Administrator of Corporate Contributions at the address below.

[X] Upon request, the beneficiary organization or institution will provide evidence of its tax exempt status under Section 501(c)(3) of the Internal Revenue Code.

[X] All applications for matching gifts received during any calendar year will be paid when administratively convenient but not less than semi-annually.

[X] Additional Matching Gift forms may be secured from the Administrator of Corporate Contributions. Requests for information and all correspondence relating to the Directors' Matching Gift Program should be addressed to:

Administrator of Corporate Contributions
CSX Corporation
500 Water Street - J420
Jacksonville, FL 32202

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                           Part A - Director's Section

(To be completed by Director, who is to send this entire brochure, together with gift, to educational institution.)

                                                                          Date______________

Enclosed is my personal donation of $___________ to_________________________________________
                                                        Name of Educational Institution

____________________________________________________________________________________________
                        Address of Educational Institution

I hereby authorize the institution named above to report this gift to the
Administrator-Corporate Contributions of CSX Corporation, for the purpose of qualifying for a contribution in accordance with the provisions of the Company's Matching Gift Program.

Name __________________________________  Social Security No. _______________________________

Street Address ________________________  City ____________ State __________ Zip ____________

Director's Signature______________________________________


                         Part B - Beneficiary's Section

(To be completed by an appropriate financial officer of the educational institution, and returned to Administrator-Corporate Contributions; CSX Corporation, 500 Water Street - J420, Jacksonville, FL 32202.)

I hereby certify that a donation of $___________ was received on ____________________, 20__.

from ______________________________________________________ in favor of this institution;
                       Name of Employee Donor

And I further certify that this institution meets all the requirements for eligibility as set forth in CSX Corporation's Matching Gift Program.
Contributions to the beneficiary institution shown are tax deductible by CSX
Corporation pursuant to Section 501(c)(3) of the Internal Revenue Code, and that the beneficiary institution will provide evidence of this status upon request.

_____________________________________________  _____________________________________________
     Name of Educational Institution                            Signature

_____________________________________________  _____________________________________________
     Address of Educational Institution               Name (print or type in full)

_____________________________________________  Title _______________________________________

_____________________________________________  Date ________________________________________

                                       CSX
                                   Corporation

                                   Directors'
                                  Matching Gift
                                     Program